UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 20, 2006

                          WALKER FINANCIAL CORPORATION
                          ----------------------------

             (Exact name of registrant as specified in its charter)

           Delaware                         0-5418               13-2637172
(State  or  other  jurisdiction   (Commission  File  Number)   (IRS Employer
     of incorporation)                                       Identification No.)

           990 Stewart Avenue - Suite 650, Garden City, New York 11530
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (516) 832-7000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

CONVERTIBLE  DEBENTURE

On February 20, 2006, Walker Financial Corporation (the "Company") amended the agreement providing for the sale of $220,000 in principal amount of its five-year convertible debentures ("Convertible Debentures") to Dutchess Private Equities Fund, II, L.P. (the "Investor"). The Investor may now convert the Convertible Debentures into shares of the Company's Common Stock, par value $0.10 per share (the "Common Stock"), at any time at the lesser of (i) the lowest closing bid price of the Common Stock between December 12, 2005 and the date of filing of the Registration Statement, or (ii) $0.10. Additionally, the amendment removes the ability of the Investor to switch the conversion price of the Debenture from a fixed price to one that is based on the market price of the Company's stock in the event of default and removes the Investors right to use proceeds from the Investment Agreement to redeem the Convertible Debenture.

In addition, the Company entered into an agreement providing for the sale of $221,000 in principal amount of its five-year Convertible Debenture to the Investor. The Convertible Debentures bear interest at 10% per annum. The Investor may convert the Convertible Debentures into shares of the Company's Common Stock, par value $0.10 per share (the "Common Stock"), at any time at the lesser of (i) the lowest closing bid price of the Common Stock between February 20, 2006 and the date of filing of a Registration Statement covering the resale of the shares underlying this Convertible Debenture, or (ii) $0.10

The Company's obligation to repay the amounts outstanding under the Convertible Debentures is secured by substantially all of the Company's assets.

In connection with the Convertible Debentures, the Company also granted to the Investor warrants to purchase 412,500 shares of common stock at $0.10 per share (the "Warrants"). The Warrants may be exercised for a period of five years at an exercise price of $0.10 and the exercise price is subject to standard adjustment upon the occurrence of certain events, including, without limitation, upon our consolidation, merger or sale of all of substantially all of our assets, a reclassification of our common stock, or any stock splits, combinations or dividends with respect to the Common Stock.

INVESTMENT  AGREEMENT

Also on February 20, 2006, the Company entered into an Investment Agreement (the "Investment Agreement") with Dutchess Private Equities Fund, L.P. ("Dutchess") providing for the sale and issuance to Dutchess from time to time of up to $10,000,000 in shares of Common Stock for a period of up to 36 months from the date the Registration Statement is declared effective. The amendment removes Dutchess's obligation under the Investment Agreement to take the shares under the Agreement on the condition that the shares be free trading under the "Cover" provisions of the Investment Agreement.

The Company is obligated to file a registration statement with 10 days after filing the Company's annual report for the year ended December 31, 2005, but in no event later than March 31, 2006 ( the "Filing Date") for the registration of the shares of Common Stock issuable upon conversion of the Convertible
Debentures, exercise of the Warrants and upon a sale under the Investment Agreement (the "Registration Statement"). The Company is further obligated to use its best efforts to cause the SEC to declare the Registration Statement effective within 90 days after the filing date of the Registration Statement. If the Company does not file the Registration Statement with the SEC by the Filing Date, it is obligated to pay liquidated damages to the Investor in an amount equal to 2% of the principal amount of the debenture outstanding, pro rata, for every month which such registration statement has not been filed. In addition, if the Registration Statement is not filed by the filing date, the conversion price of the Convertible Debenture will decrease by 10% of and continue to decrease by 10% for each 21 day calendar period the registration statement goes without filing. If the Registration Statement is not declared effective within 90 days of the filing date, we are obligated to pay liquidated damages to the Investor in an amount equal to 2% of the principal amount of the debenture outstanding, pro rata, for every 30 days which such Registration Statement has not been declared effective by the SEC.

All securities were issued in reliance upon an exemption from registration under
Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder as a transaction not involving a public offering. In addition, the investors are accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

ITEM  2.03  CREATION  OF  A  DIRECT  FINANCIAL  OBLIGATION.

See  Item  1.01  above.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

See  Item  1.01  above.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

Not  applicable.

(b)  PRO  FORMA  FINANCIAL  INFORMATION.

Not  applicable.

(c)  EXHIBITS.



Exhibit
Number       Description
------------ -------------------------------------------------------------------

10.1 Amended Debenture Agreement dated as of February 20, 2006 amending the Debenture Agreement dated December 23, 2005 by and between the Company and the Investor

10.2          Debenture Agreement dated as of February 20, 2006 by and between the Company and the Investor

10.3 Warrant Agreement dated as of February 20, 2006 by and between the Company and the Investor

10.4 Investment Agreement dated as of February 20, 2006 by and between the Company and the Investor

10.5 Registration Rights Agreement dated as of February 20, 2006 by and between the Company and Investor

10.6         Debenture Registration Rights Agreement dated as of February 20,
             2006 by and between the Company and Investor

10.7 Security Agreement dated as of February 20, 2006 by and between the Company and Investor

10.8 Subscription Agreement dated as of February 20, 2006 by and between the Company and Investor

10.9 Placement Agent Agreement dated as of February 20, 2006 by and between the Company and US Euro Securities, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          WALKER FINANCIAL CORPORATION



Date:  February  24,  2006             /s/  Mitch  Segal
                                       -----------------------------------------
                                       Mitch  Segal
                                       Chief  Executive  Officer